Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT
dated as of November 1, 2012 to the

CREDIT AGREEMENT
dated as of June 29, 2011,

among

TEAM HEALTH HOLDINGS, INC.,
as Holdings,

TEAM HEALTH, INC.,
as the Borrower,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,

and

The LENDERS Party Hereto
___________________________
J.P. MORGAN SECURITIES LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BARCLAYS BANK PLC,
CITIGROUP GLOBAL MARKETS INC.
and
GOLDMAN SACHS LENDING PARTNERS LLC,
as Joint Bookrunners,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Syndication Agent,
and
BARCLAYS BANK PLC,
CITIGROUP GLOBAL MARKETS INC.,
GOLDMAN SACHS LENDING PARTNERS LLC,
FIFTH THIRD BANK,
REGIONS BANK and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Documentation Agents

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FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 1, 2012 (this “Amendment Agreement”), to the Credit Agreement, dated as of June 29, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Team Health Holdings, Inc., a Delaware corporation (“Holdings”), Team Health, Inc., a Tennessee corporation (the “Borrower”), each lender from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, (a) the Tranche A Term Lenders have made Tranche A Term Loans (the “Existing Tranche A Term Loans”) to the Borrower and (b) the Revolving Credit Lenders have made Revolving Credit Commitments (the “Existing Revolving Commitments”) and Revolving Credit Loans (the “Existing Revolving Loans” and, together with the Existing Tranche A Term Loans outstanding immediately prior to the First Amendment Effective Date (as defined below), the “Existing Loans”) to the Borrower;

WHEREAS, each Tranche A Term Lender with outstanding Existing Tranche A Term Loans (each, an “Existing Tranche A Lender”) and each Revolving Credit Lender with outstanding Existing Revolving Commitments (each, an “Existing Revolving Lender”) that executes and delivers a signature page to this Amendment Agreement as a “Continuing Lender” (each, a “Continuing Lender”) at or prior to 3:00 p.m., New York City time, on October 31, 2012 (the “Signing Date”) will have agreed to the terms of this Amendment Agreement, upon the effectiveness of this Amendment Agreement on the First Amendment Effective Date. Each Existing Tranche A Lender and Existing Revolving Lender that does not execute and deliver a signature page to this Amendment Agreement at or prior to the Signing Date (each, a “Departing Lender”) will be deemed not to have agreed to this Amendment Agreement, and will be subject to the mandatory assignment provisions of Section 3.07 of the Credit Agreement upon the effectiveness of this Amendment Agreement on the First Amendment Effective Date;

WHEREAS, on the First Amendment Effective Date, the Borrower intends to (a) incur additional Tranche A Term Loans in an aggregate principal amount not to exceed $134,375,000 (the “Additional Term Loans”) and (b) use the net cash proceeds of the Additional Term Loans for general corporate purposes and to pay fees, costs and expenses incurred in connection with the Additional Term Loans, the Revolving Commitment Increase (as defined below), this Amendment Agreement and the transactions contemplated hereby;

WHEREAS, the Borrower has requested that increases in the amount of the Revolving Credit Commitments be made available to the Borrower by an amount equal to $25,000,000 (the “Revolving Commitment Increase”; the commitment of each Revolving Credit

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Lender to provide its applicable portion of the Revolving Commitment Increase, each an “Additional Revolving Credit Commitment”), and the Revolving Credit Lenders set forth on Schedule I hereto that are providing Additional Revolving Credit Commitments (such Lenders, the “Commitment Increase Lenders”) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein and in the Credit Agreement, that the Commitment Increase Lenders will provide the Revolving Commitment Increase;

WHEREAS, effective as of the First Amendment Effective Date, each Tranche A Term Lender set forth on Schedule I hereto will constitute a “Tranche A Term Lender”, a “Term Lender” and a “Lender”, and each Revolving Credit Lender set forth on Schedule I hereto will constitute a “Revolving Credit Lender” and a “Lender”, in each case, for all purposes of the Credit Agreement and the Loan Documents;

WHEREAS, the Borrower and the Required Lenders desire to amend the Credit Agreement to increase the aggregate principal amount of the Incremental Facilities up to the greater of (x) $250,000,000 and (y) an amount such that, after giving pro forma effect to such incremental facilities, the First Lien Leverage Ratio does not exceed 3.75:1.00 as described herein; and

WHEREAS, Holdings, the Borrower and the Required Lenders desire to amend the Credit Agreement to, among other things, (a) reduce the Applicable Rate applicable to the Tranche A Term Loans and Revolving Credit Loans, (b) extend the Maturity Date for the Revolving Credit Facility and the Tranche A Term Loan Facility and (c) modify certain other terms and conditions of the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Assignment of Existing Tranche A Term Loans, Existing Revolving Loans and Existing Revolving Commitments. Pursuant to Section 3.07 of the Credit Agreement, on the First Amendment Effective Date, each Departing Lender shall be deemed (a) to have assigned its Existing Tranche A Term Loans and any outstanding Existing Revolving Loans, as applicable, to JPMorgan Chase Bank, N.A., as assignee, at a purchase price equal to par plus accrued and unpaid interest through but excluding the First Amendment Effective Date (the “Purchase Price”) and (b) to have assigned to JPMorgan Chase Bank, N.A. its Existing Revolving Commitments. Upon payment to a Departing Lender of the Purchase Price with respect to its Existing Tranche A Term Loans or Existing Revolving Commitments (and any outstanding Existing Revolving Loans), as applicable (but without the requirement of any further action on the part of such Departing Lender, Holdings, the Borrower or the Administrative Agent), such Departing Lender shall cease to be a party to the Credit Agreement (and shall not become a party to the Credit Agreement, as amended by this Amendment Agreement); provided, however, that any Departing Lender that is a Tranche B Term Lender shall continue to be a party to the Credit Agreement in its capacity as a Tranche B Term Lender.

SECTION 2. Concerning the Additional Term Loans, Revolving Commitment Increase and Additional Commitments.  (a) Subject to the terms and conditions set forth herein,

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on the First Amendment Effective Date and after giving effect to the assignments set forth in Section 1 of this Amendment Agreement, (i) each Tranche A Term Lender party hereto that is not a Departing Lender agrees to fund Additional Term Loans and/or assume from JPMorgan Chase Bank, N.A. Existing Tranche A Term Loans for a purchase price of par having an aggregate principal amount equal to such Tranche A Term Lender’s Tranche A Term Commitment set forth on Schedule I hereto less the amount of Existing Tranche A Term Loans of such Tranche A Term Lender on such date and (ii) each Revolving Credit Lender party hereto that is not a Departing Lender agrees to assume from JPMorgan Chase Bank, N.A. (A) Existing Revolving Commitments in an aggregate principal amount equal to such Revolving Credit Lender’s Revolving Credit Commitment set forth on Schedule I hereto less the amount of Existing Revolving Commitments of such Revolving Credit Lender on such date and (B) Existing Revolving Loans for a purchase price of par having an aggregate principal amount equal to such Revolving Credit Lender’s Pro Rata Share of the Revolving Credit Commitments (after giving effect to any assignment of Revolving Credit Commitments pursuant to this Section 2(a) and the Revolving Commitment Increase pursuant to Section 2(b)) less the amount of Existing Revolving Loans of such Revolving Credit Lender on such date.

(b) Effective as of the First Amendment Effective Date, (i) each Commitment Increase Lender agrees to provide its Revolving Credit Commitment in the amount set forth opposite its name on Schedule I hereto, and (ii) as a result of the Revolving Commitment Increase, the total Revolving Credit Commitments shall be increased to $250,000,000.

(c) On the First Amendment Effective Date, each Commitment Increase Lender shall fund to the Administrative Agent for the account of the Borrower an amount equal to the amount by which (i) such Commitment Increase Lender’s pro rata share of the aggregate principal amount of Revolving Credit Loans outstanding immediately prior to the First Amendment Effective Date and after giving effect to any assignment of Revolving Credit Commitments pursuant to Section 2(a) hereof, determined based on the total Revolving Credit Commitments immediately after giving effect to the Revolving Commitment Increase, exceeds (ii) such Commitment Increase Lender’s pro rata share of the aggregate principal amount of Revolving Credit Loans outstanding immediately prior to the First Amendment Effective Date, determined based on the total Revolving Credit Commitments after giving effect to any assignment of Revolving Credit Commitments pursuant to Section 2(a) hereof and without giving effect to the Revolving Commitment Increase (such amount, the “Funded Incremental Loans”).

(d) The Borrower shall (i) make an optional prepayment of Revolving Credit Loans in accordance with Section 2.05 of the Credit Agreement (other than the minimum amount requirements set forth therein) on the First Amendment Effective Date in an amount equal to the amount of the Funded Incremental Loans (it being understood and agreed that the proceeds from the Funded Incremental Loans shall constitute the principal amount required to be paid by the Borrower to the Administrative Agent in connection with such optional prepayment) and (ii) pay to the Administrative Agent an amount equal to the accrued but unpaid interest on such portion of such Revolving Credit Loans so prepaid, and the Administrative Agent shall apply the entire amount of the Funded Incremental Loans and the amounts paid to the Administrative Agent

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pursuant to this clause (ii) above to effect a prepayment of the Revolving Credit Loans of the Revolving Credit Lenders (other than the Commitment Increase Lenders) in accordance with Sections 2.05 and 2.12 of the Credit Agreement; provided that, for the avoidance of doubt, the proceeds of the Funded Incremental Loans and the amounts set forth in clause (i) above shall be applied to prepay Revolving Credit Loans of Existing Revolving Lenders (including any Departing Lenders) in an amount such that, after giving effect to the prepayments, each Revolving Lender shall have Revolving Credit Loans outstanding equal to such Lender’s pro rata share based on the Revolving Credit Commitments set forth on Schedule I hereto, which pro rata share shall be $0 for each Departing Lender. The Commitment Increase Lenders hereby agree to waive the requirement set forth in Section 2.05(a)(i) of the Credit Agreement solely with respect to the optional prepayment to be effected pursuant to this Section 2(d).

(e) Each Funded Incremental Loan shall be a Revolving Credit Loan for purposes of this Credit Agreement and the other Loan Documents and shall be allocated among each existing borrowing consisting of Revolving Credit Loans (each, a “Borrowing”) such that, after giving effect to such allocation and the optional prepayment to be effected pursuant to Section 2(d) above, each Revolving Credit Lender (including the Commitment Increase Lenders) shall hold a pro rata share of the Revolving Credit Loans in each Borrowing, determined based on the aggregate amount of Revolving Credit Commitments immediately after giving effect to the Revolving Commitment Increase.

SECTION 3. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The first paragraph of the Preliminary Statement is hereby amended and restated in its entirety as follows:

“The Borrower has requested that upon the satisfaction in full of the conditions precedent in Article IV below, the Lenders extend credit to the Borrower in the form of (i) Term Loans in an aggregate principal amount of $521,875,000 and (ii) a Revolving Credit Facility in an aggregate principal amount of $250,000,000. The Revolving Credit Facility may include one or more Swing Line Loans and one or more Letters of Credit from time to time.”

(b) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“First Amendment” means the First Amendment to this Agreement dated as of November 1, 2012, among Holdings, the Borrower, the lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means November 1, 2012.

(c) Clause (a) of the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“(a) with respect to Tranche A Term Loans, (i) until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) in respect of the first full fiscal quarter commencing on or after the First Amendment Effective Date, (x) for Eurocurrency Rate Loans, 1.75% and (y) for Base Rate Loans, 0.75%, and (ii) thereafter, the following percentages per annum, based on the First Lien Net Leverage Ratio for the twelve-month period ended as of the most recent date for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 6.01(b):

Pricing Level	First Lien Net Leverage Ratio	Eurocurrency Rate	Base Rate
1	> 3.75x	2.25%	1.25%
2	> 2.50x but < 3.75x	2.00%	1.00%
3	> 1.75x but < 2.50x	1.75%	0.75%
4	< 1.75x	1.50%	0.50%”

(d) Clause (c) of the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees, (i) until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) in respect of the first full fiscal quarter commencing on or after the First Amendment Effective Date, (A) for Eurocurrency Rate Loans, 1.75%, (B) for Base Rate Loans, 0.75%, (C) for Letter of Credit fees, 1.75% and (D) for fees on unused commitments, 0.35% and (ii) thereafter, the following percentages per annum, based upon the First Lien Net Leverage Ratio for the twelve-month period ended as of the most recent date for which financial statements are required to be delivered to the Administrative Agent pursuant to Section 6.01(b):

Pricing Level	First Lien Net Leverage Ratio	Eurocurrency Rate and Letter of Credit Fees	Base Rate	Commitment Fee Rate
1	> 3.75x	2.25%	1.25%	0.40%
2	> 2.50x but < 3.75x	2.00%	1.00%	0.40%
3	> 1.75x but < 2.50x	1.75%	0.75%	0.35%
4	< 1.75x	1.50%	0.50%	0.35%”

(e) The definition of the term “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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““Maturity Date” means (a) with respect to the Revolving Credit Facility, November 1, 2017 (or with respect to a Revolving Credit Lender that has extended the maturity date of its Revolving Credit Commitment pursuant to Section 2.15, the extended maturity date set forth in the Loan Modification Agreement), (b) with respect to the Tranche A Term Facility, November 1, 2017 (or with respect to a Tranche A Term Lender that has extended the maturity date of its Tranche A Term Loans pursuant to Section 2.15, the extended maturity date set forth in the Loan Modification Agreement), and (c) with respect to the Tranche B Term Facility, June 29, 2018 (or with respect to a Tranche B Term Lender that has extended the maturity date of its Tranche B Term Loans pursuant to Section 2.15, the extended maturity date set forth in the Loan Modification Agreement).”.
(f) The last sentence of the term “Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $250,000,000 on the First Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”.
(g) The last sentence of the term “Tranche A Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “The aggregate amount of the Tranche A Term Commitments shall be $275,000,000 on the First Amendment Effective Date.”.
(h) Clause (a) of Section 2.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) Tranche A Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche A Term Lenders in consecutive quarterly installments as follows (which installments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

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DATE	TRANCHE A TERM LOAN PRINCIPAL AMORTIZATION PAYMENT
DECEMBER 31, 2012	$3,437,500
MARCH 31, 2013	$3,437,500
JUNE 30, 2013	$3,437,500
SEPTEMBER 30, 2013	$3,437,500
DECEMBER 31, 2013	$3,437,500
MARCH 31, 2014	$3,437,500
JUNE 30, 2014	$3,437,500
SEPTEMBER 30, 2014	$3,437,500
DECEMBER 31, 2014	$5,156,250
MARCH 31, 2015	$5,156,250
JUNE 30, 2015	$5,156,250
SEPTEMBER 30, 2015	$5,156,250
DECEMBER 31, 2015	$6,875,000
MARCH 31, 2016	$6,875,000
JUNE 30, 2016	$6,875,000
SEPTEMBER 30, 2016	$6,875,000
DECEMBER 31, 2016	$6,875,000
MARCH 31,2017	$6,875,000
JUNE 30, 2017	$6,875,000
MATURITY DATE FOR TERM A FACILITY	$178,750,000

provided, however, that the final principal repayment installment of the Tranche A Term Loans shall be repaid on the Maturity Date for the Tranche A Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A Term Loans outstanding on such date.”
(i) The second sentence of Section 2.14 of the Credit Agreement is hereby amended by replacing the text “$150,000,000” with “$250,000,000”.
(j) Schedule 2.01 of the Credit Agreement shall be replaced in its entirety with Schedule I hereto.
SECTION 4. Conditions to Effectiveness of Amendment Agreement. This Amendment Agreement shall become effective as of the first date on which the following occur or have been waived (the “First Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of (i) this Amendment Agreement, executed and delivered by a duly authorized officer of the Borrower, Holdings, the Required Lenders, each Tranche A Term Lender set forth on Schedule I hereto, each Revolving Credit Lender set forth on Schedule I hereto, and the Administrative Agent and

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(ii) the Reaffirmation attached to this Amendment Agreement, executed and delivered by a duly authorized officer of each Guarantor.

(b) No Default or Event of Default shall exist on the First Amendment Effective Date.

(c) The Administrative Agent shall have received all fees required to be paid pursuant to this Amendment Agreement and the Arrangement Letter, dated as of October 11, 2012, among Holdings, the Borrower and JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC, and all other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document, shall have been paid, on or prior to effectiveness.
(d) Each of the representations and warranties made or deemed to be made in this Amendment Agreement shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.
(e) The Administrative Agent shall have received an executed legal opinion of (i) Simpson Thacher & Bartlett LLP, counsel to the Loan Parties and (ii) Tennessee counsel to the Borrower, in each case dated as of the First Amendment Effective Date and covering such matters as the Administrative Agent shall reasonably request.
(f) The Administrative Agent shall have received (x) a certificate of good standing with respect to each of the Loan Parties and (y) a closing certificate executed by a Responsible Officer of each of the Loan Parties dated the First Amendment Effective Date, substantially in the form of the closing certificate delivered in connection with the Credit Agreement certifying as to the incumbency and specimen signature of each officer executing this Amendment Agreement or any other document delivered in connection herewith on behalf of each Loan Party and attaching (A) a true and complete copy of the certificate of incorporation or formation (or equivalent thereof), as applicable, of each of the Loan Parties, including all amendments thereto, as in effect on the First Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, to the extent possible, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above; provided that, in lieu of the delivery requirement in this clause (A), if there has been no change to, and no action has been taken to amend, the certificate of incorporation or formation (or equivalent thereof), as applicable, of any Loan Party, the Administrative Agent shall accept a representation from such Loan Party as to such fact, (B) a true and complete copy of the by-laws or limited liability company agreement (or equivalent thereof), as applicable, of each Loan Party as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (C) below;

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provided that, in lieu of the delivery requirement in this clause (B), if there has been no change to, and no action has been taken to amend, the by-laws or limited liability company agreement (or equivalent thereof), as applicable, of any Loan Party, the Administrative Agent shall accept a representation from such Loan Party as to such fact, and (C) a true and complete copy of resolutions duly adopted by the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment Agreement and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.
(g) The Administrative Agent shall have received from the Borrower a notice of borrowing with respect to the Borrowing of the Additional Term Loans (it being agreed that the Administrative Agent and the Tranche A Term Lenders party hereto waive compliance with the one Business Day notice requirement under Section 2.02 of the Credit Agreement).
The Administrative Agent shall notify Holdings, the Borrower and the Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment Agreement shall not become effective, and the obligations of the Lenders to make, fund or convert Loans as provided for herein will automatically terminate, if each of the conditions set forth or referred to in this Section 4 has not been satisfied at or prior to 5:00 p.m., New York City time, on November 1, 2012 (it being understood that any such failure of this Amendment Agreement to become effective will not affect any rights or obligations of any Person under the Credit Agreement).
SECTION 5.    Representations and Warranties. The Borrower hereby represents and warrants that:

(a) This Amendment Agreement has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing;

(b) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates; and

(c) No Default exists or would result from the Amendment Agreement, the Revolving Commitment Increase, the incurrence of the Additional Term Loans, or from the application of the proceeds therefrom.

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SECTION 6. Effects on Loan Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that this Amendment Agreement shall constitute a Loan Document.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Commitment Increase Lenders. This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or other electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 9. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 10.02 of the Credit Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TEAM HEALTH HOLDINGS, INC.

By: /s/ David Jones
Name: David Jones

Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment]

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TEAM HEALTH, INC.

By: /s/ David Jones
Name: David Jones

Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment]
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JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By: /s/ Mary Gherty
Name: Mary Gherty
Title:    Managing Director

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: JPMorgan Chase Bank, N.A.
By
/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Executive Director

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Bank of America, N.A.
By
/s/ David Strickert
	Name:	David Strickert
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender: ______________________________
By

Name:
Title:

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Regions Bank
By
/s/ Gregory M. Ratliff
	Name:	Gregory M. Ratliff
	Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Fifth Third Bank
By
/s/ William D. Priester
	Name:	William D. Priester
	Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Barclays Bank PLC
By
/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Citibank, N.A.
By
/s/ I. Z. Khan
	Name:	I. Z. Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Wells Capital Mgmt 23960800
By
/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Wells Capital Mgmt 18325402
By
/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
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SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Wells Capital Mgmt 18866500
By
/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Wells Capital Mgmt 23928601
By
/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: SILVERADO CLO 2006-1
By
/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Wells Capital Mgmt 13923601
By
/s/ Gilbert Southwell
	Name:	Gilbert Southwell
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: GOLDMAN SACHS LENDING PARTNERS LLC
By
/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Mizuho Corporate Bank, Ltd.
By
/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Compass Bank
By
/s/ Stephen H. Lee
	Name:	Stephen H. Lee
	Title:	Senior Vice President

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: SUMITOMO MITSUI BANKING CORPORATION
By
/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: KEYBANK NATIONAL ASSOCIATION
By
/s/ Sukanya V. Raj
	Name:	Sukanya V. Raj
	Title:	Vice President & Portfolio Manager

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: RBS Citizens, N.A.
By
/s/ William Pearce
	Name:	William Pearce
	Title:	AVP

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Synovus Bank
By
/s/ Anne H. Lovette
	Name:	Anne H. Lovette
	Title:	Senior Relationship Manager

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Union Bank, N.A.
By
/s/ Sarah Willett
	Name:	Sarah Willett
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: UBS Loan Finance LLC
By
/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
Banking Products Services, US

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By
/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: First Hawaiian Bank
By
/s/ Dawn Hofmann
	Name:	Dawn Hofmann
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Pinnacle Bank
By
/s/ Natalie Readett
	Name:	Natalie Readett
	Title:	Sr. Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: First Tennessee Bank
By
/s/ Cainy Wind
	Name:	Cainy Wind
	Title:	SVP

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Babson CLO LTD. 2005-II
Babson CLO LTD. 2006-I
By Babson Capital Management LLC
as Collateral Manager
By
/s/ Ryan Christenson
	Name:	Ryan Christenson
	Title:	Director

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: APIDOS CDO I
By: Its Investment Advisor CVC Credit
Partners LLC
By
/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Sierra CLO II LTD
By: Its Investment Advisor CVC Credit
Partners LLC
On behalf of Resource Capital Asset
Management (RCAM)
By
/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	MD/PM

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Cole Brook CBNA Loan Funding LLC
By
/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: Cratos CLO I Ltd.
By
/s/ Renee Lefebvre
	Name:	Renee Lefebvre
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SIGNATURE PAGE TO
FIRST AMENDMENT
TO CREDIT AGREEMENT

Name of Lender: LATTITUDE CLO III, LTD
By
/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender: ____________________________________
By

Name:
Title:

[Signature Page to First Amendment]
[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

REAFFIRMATION

Each of the undersigned Guarantors hereby consents to the Amendment Agreement and the transactions contemplated thereby. Each of the undersigned Loan Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement (as amended by the Amendment Agreement) and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations of the Borrower, including, without limitation, the Tranche A Term Loans and the Revolving Credit Commitments and (b) agrees that, notwithstanding the effectiveness of the Amendment Agreement and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

TEAM HEALTH HOLDINGS, INC.
TEAM FINANCE LLC

By: /s/ David Jones
Name:    David Jones
Title:    Executive Vice President and Chief     Financial Officer

HEALTH FINANCE CORPORATION

By: /s/ David Jones
Name:    David Jones
Title:    Chief Financial Officer

ANESTHESIA MANAGEMENT WEST, INC.
EXIGENCE MANAGEMENT COMPANY, INC.
TEAM ANESTHESIA, INC.
TEAM ANESTHESIA HOLDINGS, LLC

By:/s/David Jones
Name:    David Jones
Title:    Treasurer

TEAM HEALTH FINANCIAL SERVICES, INC.

By:/s/ David Jones
Name:    David Jones
Title:    Assistant Treasurer

[Signature Page to Reaffirmation]

ACCESS NURSE PM, INC.
AFTER HOURS PEDIATRICS, INC.
AMERICAN CLINICAL RESOURCES, INC.
ANESTHETIX HOLDINGS, LLC
ANESTHETIX MANAGEMENT, LLC
ANTHEM ASSOCIATES, LLC
BILLING MANAGEMENT, LLC
CLINIC MANAGEMENT SERVICES, INC.
D&Y HEALTHCARE CONNECTORS, LLC
DANIEL & YEAGER, INC.
DHP MANAGEMENT SERVICES, INC.
DHP PARENT, INC.
ECC CHATTSWORTH DALTON MC, LLC
ECC WEST TENNESSEE MC, LLC
EMERGENCY COVERAGE CORPORATION
EMERGENCY MANAGEMENT MIDWEST, INC.
EMERGENCY PHYSICIAN ASSOCIATES, INC.
EMERGENCY PROFESSIONAL SERVICES, INC.
EPA OF WOODBURY, INC.
FLORIDA HOSPITAL MEDICINE SERVICES, INC.
GREENBRIER EMERGENCY PHYSICIANS, INC.
HCFS HEALTH CARE FINANCIAL SERVICES, INC.
HEALTH CARE ALLIANCE, INC.
HEALTHCARE REVENUE RECOVERY GROUP, LLC
HOSPITAL MEDICINE ASSOCIATES, LLC
INPHYNET CONTRACTING SERVICES, INC.
INPHYNET SOUTH BROWARD, INC.
KELLY MEDICAL SERVICES CORPORATION
MEDICAL MANAGEMENT RESOURCES, INC.
MEA EMERGENCY MANAGEMENT, INC.
MID-ATLANTIC ER PHYSICIANS, INC.
NORTHWEST EMERGENCY PHYSICIANS, INCORPORATED
NORTHWEST HOSPITAL MEDICINE PHYSICIANS, INC.
NURSE ON DEMAND, INC.
PARAGON CONTRACTING SERVICES, INC.
PARAGON EMERGENCY SERVICES, INC.

[Signature Page to Reaffirmation]

PSYCHIATRISTS ONLY, LLC
QUANTUM PLUS, INC.
SOUTHEASTERN EMERGENCY PHYSICIANS OF MEMPHIS, INC.
SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
SOUTHEASTERN PHYSICIAN ASSOCIATES, INC.
SOUTHWEST FLORIDA EMERGENCY MANAGEMENT, INC.
SPECTRUM HEALTHCARE RESOURCES OF DELAWARE, INC.
SPECTRUM HEALTHCARE RESOURCES, INC.
SPECTRUM HEALTHCARE SERVICES, INC.
SPECTRUM HEALTH INTERNATIONAL, INC.
SPECTRUM PRIMARY CARE, INC.
TEAM HEALTH ANESTHESIA MANAGEMENT SERVICES, INC.
TEAMHEALTH PATIENT SAFETY ORGANIZATION, INC.
TEAM RADIOLOGY, INC.
THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.
THW EMERGENCY MANAGEMENT OF HOUSTON, INC.

By:/s/ David Jones
Name:    David Jones
Title:    Vice President and Treasurer

[Signature Page to Reaffirmation]

THMS-ST. JOSEPH MC, LLC
THMS WEST TENNESSEE MC, LLC
THSE-MARCO URGENT CARE, LLC
THSE-SOUTH FLORIDA MC, LLC
THW EMERGENCY MANAGEMENT OF HOUSTON, INC.

By:/s/ John R. Stair
Name:    John R. Stair
Title:    Assistant Secretary

[Signature Page to Reaffirmation]

[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

SCHEDULE I
Commitments

Revolving Credit Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$34,550,000.00
Bank of America, N.A.	$33,250,000.00
Regions Bank	$12,000,000.00
Fifth Third Bank	$13,000,000.00
Barclays Bank PLC	$31,600,000.00
Citibank, N.A.	$27,100,000.00
Wells Fargo Bank, National Association	$7,700,000.00
Goldman Sachs Lending Partners LLC	$27,100,000.00
Mizuho Corporate Bank, Ltd.	$8,000,000.00
Compass Bank	$7,000,000.00
Sumitomo Mitsui Banking Corporation	$6,000,000.00
Keybank National Association	$5,000,000.00
RBS Citizens, N.A.	$5,000,000.00
Synovus Bank	$10,700,000.00
Union Bank, N.A.	$6,000,000.00
UBS Loan Finance LLC	$5,000,000.00
First Hawaiian Bank	$4,000,000.00
Pinnacle Bank	$3,500,000.00
First Tennessee Bank	$3,500,000.00
TOTAL:	$250,000,000.00

[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]

Tranche A Term Lender	Tranche A Term Commitment
JPMorgan Chase Bank, N.A.	$10,250,000.00
Bank of America, N.A.	$6,500,000.00
Regions Bank	$27,468,750.00
Fifth Third Bank	$26,375,000.00
Barclays Bank PLC	$4,000,000.00
Citibank, N.A.	$5,000,000.00
Wells Fargo Bank, National Association	$23,875,000.00
Goldman Sachs Lending Partners LLC	$3,000,000.00
Mizuho Corporate Bank, Ltd.	$19,875,000.00
Compass Bank	$20,875,000.00
Sumitomo Mitsui Banking Corporation	$20,875,000.00
Keybank National Association	$20,000,000.00
RBS Citizens, N.A.	$20,000,000.00
Synovus Bank	$12,500,000.00
Union Bank, N.A.	$17,875,000.00
UBS Loan Finance LLC	$15,000,000.00
First Hawaiian Bank	$9,250,000.00
Pinnacle Bank	$8,781,250.00
First Tennessee Bank	$3,500,000.00
TOTAL:	$275,000,000.00

[[NYCORP:3374039v13:3124d: 11/01/2012--01:34 p]]